1 CEDC Central European Distribution Corporation CEDC Investor Presentation Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These statements include, without limitation, predictions and guidance relating to CEDC’s future financial and operating performance, brand and product category diversity, market share and customer demand for CEDC’s products. Forward-looking statements involve known and unknown risks and uncertainties that may cause the actual results, performance or achievements of CEDC to be materially different from any future results, performance or achievements, expressed or implied, by forward-looking statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. CEDC undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-
looking statements, whether as a result of new information, future events or otherwise unless required to do so by the securities laws. Investors are referred to the full discussion of risks and uncertainties included in
CEDC’s Form 10-K for the fiscal year ended December 31, 2006, and in other periodic reports filed by
CEDC with the Securities and Exchange Commission.

Who is CEDC?
• Central Europe’s largest spirits company and one of the world’s largest vodka producers
• Originally founded in 1990
• Poland’s leading importer and the largest distributor of
alcoholic beverages
•
Operates largest nationwide next-day alcoholic beverage
delivery service with 16 distribution centers and 76 satellite branches located throughout Poland
• International expansion started in 2006 with the purchase of
Bols Hungary
• NASDAQ listed since 1998, market capitalisation of
approximately US$1.1bn
• Warsaw Stock Exchange listed since December 2006
• Large free float (approximately 75%) and trading volumes
( US $8m daily)

Who is CEDC? (cont’d)
• Distributes over 700 brands of alcoholic beverages
- Polish vodka
- imported spirits
- imported wines
- Polish and imported beers
• Over 3,200 employees
- 700 in production
- 2,500 in distribution in Poland
- 55 in distribution in Hungary
• Net Sales CAGR of 36% over the last five years
• Earning per shares (EPS) CAGR of 80% over the last five
years
• Operating cash flow per share of US$1.98 for the twelve
months ending December 31, 2006
CEDC stock performance 2002-2006
0
5
10
15
20
25
30
35
Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06
CEDC Nasdaq WIG (US$)

Gdańsk
Olsztyn
Białystok
Łomża
Stargard Szcz.
Toruń
Konin
Mosina
Mińsk Maz.
Warszawa
Zielona Góra
Łódź
Ząbkowice Śl.
Chrzanow
Przeworsk

Our business model in Poland
CEDC-
owned
brands
Exclusive
import
brands
Our sales
and
distribution
network
3
rd
Party
Wholesalers
Retail
outlets
3
rd
party
suppliers
Key
Accounts
Distilleries
Distribution centers
Satellite branches

Direct distribution gives us a competitive edge
Challenges to overcome
• Poor road infrastructure
• No print and media
advertising allowed for
spirits
• Fragmented retail
• New restrictive laws for
expansion of large retail
outlets
CEDC has the largest and
most effective sales and
distribution platform in
alcoholic beverages with
national footprint serving
over 40,000 outlets direct
through 700 sales people
Solution – win battle at the
point of sale
• Retail shelf
- merchandising
- price point
• Bar
• Restaurant
• Club

Growth with Margin Expansion
• Expand sales of higher margin products
- CEDC brands
- exclusive import brands
- Exports
• Target opportunities outside Poland
• Reduce costs of goods sold
• Reduce operating costs
CEDC
Owned
Brands
CEDC
Agency
Brands
CEDC
Export
Brands
3rd
Party
Distribution
Develop sales growth
of higher margin
products
Higher
margin
products

Our top brands
Bols Vodka
• #1 Premium Vodka in Poland and Hungary
by value
• Sales of more than 1.5 million cases
Zubrówka
• Leading brand for export
• Strongly connected with tradition and
Polish culture
• Considered one of the top icons of Poland
• Approaching 1 million cases sold in 2006
• Pricing upside opportunities
• New domestic and export package to be
launched in 2007
Soplica
• One of the oldest vodka brands in Poland
• Associated with Polish nobility and heritage
• Currently starting export to other markets
• Over 1 million cases sold in 2006
Absolwent
• One of the top 10 selling vodka brands in the
world
• High quality at a reasonable price
• Brand has continued to outperform the category
• Positioned in the mainstream
• Over 4 million cases sold in 2006
Most profitable brand in Poland
Fastest growing brand (*)
(*) excluding economy segment
#1 Brand Equity in Poland
#1 Vodka in Poland for last 7 years

Accelerate growth of our own brands
Market shares for key brands by value Vodka producers market share by value
Leverage market position for further market
share gains
94% of spirits sold in Poland are vodka
Other
1%
Brown Forman
3%
Pernod
3%
Diageo
3%
32%
State
owned
15%
Vin & Spirit
7%
Polmos
Lublin
10%
Sobieski
27%
Rank Brand Segment Producer
Value
Share
1 Absolwent Mainstream 14.5%
2 Starogardzka Econony Sobieski 9.1%
3 Bols Premium 6.0%
4 Gorzka Zoladkowa Mainstream Polmos Lublin 5.7%
5 Sobieski Premium Sobieski 5.3%
6 Soplica Mainstream 4.6%
7 Luksusowa Mainstream Vin & Spirit 4.0%
8 Krakowska Econony Sobieski 3.5%
9 Zubrowka Mainstream 3.4%
10 Smirnoff Mainstream Diageo 2.8%

Reduce costs of goods sold
Leverage purchasing power to reduce cost of raw materials
• Largest spirit purchaser in Poland
• Purchase over 120 million each of bottles, caps and labels per year
• Build rectified spirit plant by mid 2007 at our two production sites
• Backward integrate into distillation and potentially storage/production of grain
Grain Rectified Spirit Vodka
Currently Mid 2007 2008-2009
Raw
spirit

Growth strategies
Super Premium  – 5%
of vodka market
Premium – 21% of
vodka market
Mainstream – 41% of
vodka market
Economy – 33% of
vodka market
Boss
Czysta Slaska
Niagara
5% of category
35% of category
by 2009
Abslowent
Soplica
Zubrowka
55% of
category
Growth of
existing
brands
Brand
acquisition
Planned
launch of new
flavored
vodka to
compete with
Zoladkowa
Gorzka
65% of category
by 2009
Bols
Palace
36% of category
50% of category
by 2009
30% of category
by 2009
Total growth of market share from 32% today to 50% in 2009
Rectification
and
distillation to
bring down
COGS
Aggressive
expansion
Existing
brand growth
Brand
acquisitions
Existing
brand
growth
New brand
launch
planned in
fall of 2007
Fastest growing
category in
Poland (+25%)
Current market share
Target 2009 market share

Reduce key operating overhead expenses
• Combine purchasing power to reduce key SG&A costs
- bank services
- phone
- fuel
- administrative services
• Continue to consolidate satellite branches
- as road infrastructure improves, opportunities to reduce number of branches arise
• Consolidate back office in 2008
- centralization of key back office areas such as A/R, A/P, accounting

Expand higher margin import portfolio
CEDC exclusive import portfolio
Metaxa (1)
Rémy Martin cognac
Passoa Liqueur
St. Rémy brandy
Cointreau Liqueur
Bols Liqueurs (1)
Grant’s whisky
Jim Beam bourbon (1)
Jaegermeister bitter
Camus Cognac
Raynal
Sierra (1)
Teacher’s
Sauza
C&C (2)
Disaronno Amaretto
Spirits
Notes:
(1) Hold a leading position in their respective sectors
(2) In Hungary only
Above represents only partial selection of products imported by CEDC
Amsterdam
Bitburger
Budweiser
Corona
Foster’s
Franziskaner
Grolsch
Guinness
Kilkenny
Evian
E&J Gallo wines (1)
Sutter Home (1)
Rosemount
Rothschild
Laroche
Moreau & Fils
Codorniu
Torres
Banfi
Frescobaldi
Penfolds
Concha y Toro (1)
Georges Duboeuf
Piper Heidsieck
Beers/Water Wines
January 2007 – CEDC begins exclusive import of Campari
portfolio into Poland:
Campari, Cinzano, Old Smuggler
Glen Grant, Skyy Vodka, Gran Cinzano and Cinzano Asti

BIAŁYSTOK
ŻUBRÓWKA
BISON BRAND VODKA
POLAND
ŻUBRÓWKA
BISON VODKA

IMPORTED
ŻUBRÓWKA
THE ORIGINAL
BISON GRASS VODKA

14 Expand higher margin export sales New export package developed to support development of Zubrowka as a premium product in export markets

Expand higher margin export sales
• Vodka represents the fastest growing category world wide
• Grow Zubrowka exports to reach 750,000 cases within five years
• Expand export sales of other brands to 200,000 cases within five years
• Expand geographical reach of Zubrowka from current small base of countries

Miskolc
Nyíregyháza
Győr
Sopron
Debrecen
Tisza
Szombathely
Székesfehérvár
Velence
Budapest
Zalaegerszeg
Balaton
Kecskemét
Békésosaba
Nagykanizsa
Kaposvár
Duna
Szeged
Pécs

Bols Hungary – First step in International
Expansion
• With headquarters in Budapest our 100% owned subsidiary Bols Hungary is a leading importer and distributor of alcoholic beverages in Hungary
• Owner of the number one vodka brand in Hungary – Royal Vodka - and number one premium vodka brand
– Bols (both produced at our Bols Poland distillery)
• Hungary is the 4
th
largest market in the world for Jagermeister which is sold through Bols Hungary on an exclusive basis
• Sales and Marketing team of 36 people
CEDC brands
produced in
Poland
Exclusive
import brands
for Hungary
Bols Hungary
Wholesalers
Retail
Key Accounts

Target opportunities outside of Poland
Roll out CEDC model to other countries in the
region
Look for opportunities in fast growing spirit
markets like the US and the UK
• Target companies with similar business model as
CEDC
• Leverage our know how and business relations to
utilize in other markets

CEDC has delivered strong financial performance
Notes: (1) Presented on a comparable basis excluding impact of FX on the senior secured notes and other one-off transactions.
(2) Adjusted for Minority Interest
For a reconciliation of EBITDA to earnings reported under United States Generally Accepted Accounting Principles (“GAAP”), please see the section
“Unaudited Reconciliation of Non-GAAP Measures” at the end of this presentation
12 months
(US$000's) 2003 2004 2005 2006
Guidance
2007
Net sales 429,118 580,744 749,415 944,108 1,050 – 1,100
Margin 56,480 74,331 122,047 198,387
Margin (%) 13% 13% 16% 21%
Operating profit 22,167 28,385 51,642 91,582
Operating profit (%) 5% 5% 7% 10%
EPS
(1)
0.64 0.87 1.09 1.28 1.50 – 1.66
EBITDA
(2)
24,235 31,992 55,909 101,440
Cash 6,229 10,491 60,745 159,362
Total assets 187,470 291,704 1,084,472 1,326,033
Total debt 30,441 37,396 394,322 418,098
Total equity 83,054 120,316 374,942 520,973
Operating cashflow (8,252) 8,861 34,081 71,691

2007 Guidance
• 2007 EPS of $1.50 to $1.66 per fully diluted share.
• Revenue projection of $1.05 billion to $1.10 billion, an increase of approximately 15% as compared to 2006
• Organic sales growth of 12% (organic growth of 7% excluding forecasted currency impact)
• Continued double digit growth of imports and exports
• 7% volume growth of our of core vodka brands
• Launch of new flavored vodka in 2007
• Growth of new import brands (Campari/Cinzano)
• Expansion of gross margins to 21.5%, including net costs of approximately $4 million ($0.10 per fully diluted share), resulting from increased spirit prices and savings on new rectification facilities.
• Increase in the percentage ownership of Polmos Bialystok and related financing costs.
• Reduction in SG&A as a percentage of sales by approximately 0.25%.
• Continued strong cash flow generation with improved liquidity ratios

Selected ratios
0.0
200.0
400.0
600.0
800.0
1,000.0
2002 2003 2004 2005 2006
Net sales Margin
0
20,000
40,000
60,000
80,000
100,000
2002 2003 2004 2005 2006
0.00
0.20
0.40
0.60
0.80
1.00
1.20
1.40
2002 2003 2004 2005 2006
0
20,000
40,000
60,000
80,000
100,000
120,000
2002 2003 2004 2005 2006
Net sales and gross margin (US$000’s) Operating profit (US$000’s)
EPS on a comparable basis (US$) EBITDA (US$000’s)

21 Summary GROWTH in emerging markets will continue to fuel increasing consumer demand for BRANDS CEDC is well positioned to EXPAND and GROW with these trends

UNAUDITED RECONCILIATION OF NON-GAAP
MEASURES
CEDC has disclosed in this presentation the non-GAAP measure
EBITDA, adjusted for minority interest, on a historical basis. CEDC’s management believes that the non-GAAP reporting giving effect to the adjustments shown in the attached reconciliation provides meaningful information and an alternative presentation useful to investors'
understanding of CEDC’s core operating results and trends. EBITDA, adjusted for minority interest represents GAAP earnings excluding interest, taxes, depreciation and amortization and other financial income and expenses, and adjusted for minority interest. EBITDA, adjusted for minority interest is presented because management believes it provides additional information with respect to the performance of CEDC. CEDC’s calculation of this measure may not be the same as similarly named measures presented by other companies. This measure is not presented as an alternative to net income computed in accordance with GAAP as a performance measure, and you should not place undue reliance on such measures.
-
2003 2004 2005 2006
GAAP net income/(loss)
15,075 $      21,830 $      20,268 $      55,450 $
Income tax
5,441 4,614 5,346 13,986
Net interest expense
1,500 2,115 15,828 31,750
Net other financial expense/(income) 92 19 7,678 (17,212)
Depreciation and amortization 2,127 3,414 4,529 8,739
Minority interest - 2,261 8,727
EBITDA, adjusted for minority interest 24,235 $      31,992 $      55,910 $      101,440 $
Change in working capital and accruals (26,744) (17,369) 6,357 9,975
Financing charges (1,592) (2,134) (23,506) (31,750)
Non cash expenses
592 758 1,380 3,807
Tax adjustment
(4,743) (4,386) (6,060) (11,781)
Net cash provided by Operating Activities
(8,252) $       8,861 $        34,081 $      71,691 $
Twelve Months Ended
Dec 31,